TRA (EXCHANGES) TERMINATION AND RELEASE AGREEMENT
THIS TRA (EXCHANGES) TERMINATION AND RELEASE AGREEMENT (this “Agreement”), is entered into as of July 31, 2020 (the “Effective Date”) by and among GoDaddy Inc., a Delaware corporation (together with its Subsidiaries that are consolidated for U.S. federal income tax purposes, the “Company”), and each of the Persons party hereto or that subsequently becomes a party hereto (such Persons, collectively, the “TRA Parties” and each, a “TRA Party”, and together with the Company, the “Parties”).

RECITALS
WHEREAS, the TRA Parties have certain rights under that certain Tax Receivable Agreement (Exchanges), dated as of March 31, 2015, by and among the Company and each of the Persons from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “TRA”);

WHEREAS, each of the TRA Parties desires to disclaim any rights or interests under the TRA in exchange for such TRA Party’s Settlement Payment; and

WHEREAS, the Parties propose to terminate the TRA on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the payments and mutual releases contemplated hereby and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties hereto agree as follows:

AGREEMENT

1. Definitions. Capitalized terms used and not defined in this Agreement (including the preamble and the Recitals hereto) shall have the respective meaning assigned to them in the TRA.

2. Settlement Payment. As consideration for the complete and full termination of the TRA and relinquishing all rights thereunder as further provided in this Agreement, the Company agrees to pay, or cause to be paid, each TRA Party’s Settlement Payment at the time set forth in Section 3.

3. Timing of Payment. The Company shall pay, or cause to be paid, each TRA Party’s respective Settlement Payment via wire transfer to accounts set forth in written wiring instructions provided by such TRA Party no later than ten (10) Business Days after the return of an executed counterpart signature page to this Agreement by such TRA Party to the Company.

4. Full and Complete TRA Termination. The Parties hereby agree as follows:

(a) Termination of TRA Payment Obligations. Notwithstanding anything contained in the TRA to the contrary, effective upon the Parties entering into this Agreement, the Parties hereto agree that, as between the Parties, the TRA shall be cancelled and terminated in its entirety, shall become null and void and shall be of no further force or effect, provided, however, that Sections 6.2 (Consistency), 6.3 (Cooperation), 7.1 (Notices), 7.4 (Governing Law), 7.8 (Resolution of Disputes) and 7.12 (Confidentiality) of the TRA (collectively, the “Surviving TRA Terms”) shall survive and remain in effect. For purposes of any notices to be provided pursuant to Section 7.1 of the TRA, the addresses of the Parties are revised as provided with each Party’s signature set forth below.

(b) Waiver of Notices; No Early Termination Notice. Notwithstanding any other provisions of this Agreement or the TRA to the contrary, each TRA Party, effective upon, and subject to, payment to such TRA Party of such TRA Party’s Settlement Payment, waives any past, present or future obligations of the Company to provide any notices. For the avoidance of doubt, notwithstanding any other provisions of this Agreement or the TRA to the contrary, the Parties agree that entering into this Agreement does not constitute an Early Termination Notice.

(c) Tax Matters. The Parties agree to treat, for U.S. federal and other applicable tax purposes, each Settlement Payment (i) with respect to a TRA Party that is not a Non-Party Member or Exchange Registration Holder, as a payment made pursuant to the TRA and (ii) with respect to a TRA Party that is a Non-Party Member or Exchange Registration Holder, as consideration for the purchase of an interest in a partnership. The Parties agree to file all tax returns and take all tax positions consistently with such treatment, except as required by a “determination” within the meaning of Section 1313(a) of the Internal Revenue Code of 1986, as amended, or other corresponding provision of applicable law. The Company shall be entitled to deduct and withhold from any payment payable pursuant to this Agreement such amounts as the Company is required to deduct and withhold with respect to the making of such payment under any provision of federal, state, local or foreign tax law. To the extent that amounts are so deducted and withheld and paid over to the appropriate taxing authority by the Company, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the applicable TRA Party.

5. Mutual Release.

(a) TRA Parties Release of Claims. Each of the TRA Parties effective upon, and subject to, payment to such TRA Party of such TRA Party’s Settlement Payment generally, irrevocably, unconditionally and completely releases and forever discharges the Company and its former, current and future direct or indirect equityholders, and controlling persons, shareholders, members, general or limited partners, subsidiaries, affiliates, officers, directors, managers, trustees, employees, counsel, accountants, agents, financial advisers, consultants, insurers, heirs, administrators and executors of any of the foregoing, and its and their respective successors and assigns (collectively, “Company Released Parties”), from any and all disputes, claims, charges, losses, amounts owed, assessed interest, penalties, damages, taxes, costs, expenses, controversies, demands, rights, liabilities, suits, proceedings, actions or causes of action of every kind and nature (collectively, “Claims”) that any of TRA Parties has had in the past, now has or might have, whether known or unknown, arising out of or relating to the TRA. In the case of TRA Parties who are Non-Party Members or Exchange Registration Holders, each such Non-Party Member and such Exchange Registration Holder, as the case may be, further disclaims any right to become a TRA Party (as defined in the TRA). In the case of each and any current or former member of Employee Holdco that is a TRA Party, the forgoing release shall apply to Claims of Employee Holdco solely to the extent of such member’s rights and interest in Employee Holdco and any corresponding rights or interests of Employee Holdco in connection therewith. The TRA Parties hereby agree that the TRA Parties shall not and shall cause any controlled affiliates not to initiate or file any lawsuit of any kind whatsoever or any complaint or charge against the Company or any of the other Company Released Parties with respect to the matters released and discharged hereby.

(b) Company Release of Claims. The Company generally, irrevocably, unconditionally and completely releases and forever discharges each TRA Party and its former, current and future direct or indirect equityholders, controlling persons, shareholders, members, general or limited partners, subsidiaries, affiliates, officers, directors, managers, trustees, employees, counsel, accountants, agents, financial advisers, consultants, insurers, heirs, administrators and executors of any of the foregoing, and its and their respective successors and assigns (collectively, “TRA Released Parties”), from any and all Claims that Company has had in the past, now has or might have, whether known or unknown, arising out of or relating to the TRA. The Company hereby agrees that the Company shall not and shall cause any controlled affiliates not to initiate or file any lawsuit of any kind whatsoever or any complaint or charge against any of the TRA Parties or any of the other TRA Released Parties with respect to the matters released and discharged hereby.

(c) Release of Unknown Claims. Each PARTY acknowledges that it has been advised to consult with legal counsel and is familiar with the provisions of California Civil Code Section 1542, a statute that otherwise prohibits the release of unknown claims, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR ReLEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

BEING AWARE OF SAID CODE SECTION, EACH PARTY AGREES TO EXPRESSLY WAIVE ANY RIGHTS IT MAY HAVE THEREUNDER, AS WELL AS UNDER ANY STATUTE OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT ONLY WITH RESPECT TO THE RELEASED MATTERS SET FORTH IN THIS AGREEMENT.

THE INVALIDITY OR UNENFORCEABILITY OF ANY PARTY OF THIS AGREEMENT SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF THE REMAINDER OF THIS AGREEMENT OR ANY OTHER TERM OF THIS AGREEMENT, WHICH SHALL REMAIN IN FULL FORCE AND EFFECT.

6. Representations, Warranties and Covenants of the TRA Parties. Each TRA Party represents, warrants and covenants to the Company (severally, and not jointly) the following:

(a) Authority. Such TRA Party has full power and authority to enter into this Agreement and this Agreement constitutes valid and legally binding obligations of such TRA Party, enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally.

(b) Title to and No Assignment of TRA Rights. Such TRA Party has good and marketable title to the right to receive certain payments and other rights under the TRA (the “TRA Rights”) and such TRA Party has not, directly or indirectly, assigned or transferred or purported to assign or transfer to any Person any of the TRA Rights or any portion thereof. No Person has any outstanding option or preemptive or similar right to purchase any of TRA Rights or any of such TRA Party’s rights under the TRA.

(c) Consents. No consent, approval, qualification, order or authorization of, or filing with, any Person (other than the Company) is required on the part of TRA Parties in connection with TRA Parties’ valid execution, delivery or performance of this Agreement.

7. Representations, Warranties and Covenants of the Company. The Company represents, warrants and covenants to the TRA Parties the following:

(a) Authority. The Company has full power and authority to enter into this Agreement, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with it terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally.

(b) Consents. No consent, approval, qualification, order or authorization of, or filing with, any Person is required on the part of the Company in connection with the Company’s valid execution, delivery or performance of this Agreement.

8. Further Assurances. If any further action is reasonably necessary to carry out the intent and purpose of this Agreement, then each Party shall take such further action (including the execution and delivery of further documents) as any other Party reasonably requests to carry out such purpose, including executing any agreement or providing additional information, documents and other materials for purposes of preparing any financial statement, preparing any tax return or contesting or defending any audit, examination or controversy in connection with the transactions contemplated by this Agreement.

9. Public Disclosures.

(a) Disclosure Restrictions. Nothing in this Agreement shall limit a Party’s ability to make such disclosures regarding this Agreement or the transactions contemplated by this Agreement including, without limitation, filing this Agreement with the Securities and Exchange Commission, or any other comparable foreign, domestic, state and local securities regulatory authority to which the Company is subject, to the extent required or deemed appropriate by such Party, taking into account the advice of such Party’s counsel, to comply with applicable law, including federal securities laws, rules or regulations or the requirements of any exchange on which a Party’s (or its affiliate’s) securities may be listed, quoted or traded.

(b) Non-Compliance with Disclosure Restrictions. Each Party shall be liable for any failure of its affiliates or representatives to comply with the Surviving TRA Terms and the restrictions set forth under Section 9(a).

10. Authority to Execute Agreement. By signing below, each Party warrants and represents that the Person signing this Agreement on its behalf has authority to bind that Party and that the Party’s execution of this Agreement is not in violation of any by-law, covenants and/or other restrictions placed upon them.

11. Costs and Expenses. Each Party shall be responsible for its own costs and expenses incurred in connection with the transactions contemplated by this Agreement, including but not limited to any further actions requested pursuant to Section 8.

12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, without regard to the conflicts of laws principles that would mandate the application of the laws of another jurisdiction.

13. Amendments. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company and the TRA Parties entitled to 90% of the aggregate amount of the Settlement Payments; provided, that any TRA Party (as defined in the TRA), Exchange Registration Holder or Non-Party Members may become a Party to this Agreement without any amendment of this Agreement pursuant to this paragraph or any consent or approval of any other TRA Party.

14. Entire Agreement; No Third Party Beneficiaries. Subject to and except as may be specifically provided herein, this Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. This Agreement shall be binding upon and inure solely to the benefit of each Party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

15. Disclaimer of Reliance. EACH PARTY EXPRESSLY WARRANTS THAT HE, SHE, OR IT HAS CAREFULLY READ THIS AGREEMENT (INCLUDING THIS DISCLAIMER OF RELIANCE SET FORTH IN APPROPRIATELY CONSPICUOUS LANGUAGE) AND ANY EXHIBITS ATTACHED TO THIS AGREEMENT, UNDERSTANDS THEIR CONTENTS, AND SIGNS THIS AGREEMENT AS HIS, HER, OR ITS OWN FREE ACT. EACH PARTY EXPRESSLY WARRANTS THAT NO PROMISE OR AGREEMENT WHICH IS NOT HEREIN EXPRESSED HAS BEEN MADE TO HIM, HER, OR IT IN EXECUTING THIS AGREEMENT, AND THAT HE, SHE, OR IT IS NOT RELYING UPON (INDEED, EXPRESSLY DISCLAIMS RELIANCE UPON) ANY STATEMENT OR REPRESENTATION OF ANY PARTY OR ANY AGENT OF THE PARTIES BEING RELEASED HEREBY. EACH PARTY AGREES THIS IS AN ARM’S-LENGTH TRANSACTION (NO FIDUCIARY RELATIONSHIP EXISTS) AND IS RELYING SOLELY ON HIS, HER, OR ITS OWN JUDGMENT, AND EACH PARTY HAS BEEN REPRESENTED BY, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY BUT IS OF THEIR OWN FREE WILL NOT REPRESENTED BY, LEGAL COUNSEL IN THIS MATTER, AS WELL AS CONSULT WITH ANY FINANCIAL, TAX OR OTHER ADVISORS. ANY PARTY WHO IS UNREPRESENTED COVENANTS THAT HE, SHE, OR IT HAS READ THE ENTIRE CONTENTS OF THIS AGREEMENT IN FULL, AND IS AWARE OF THE LEGAL CONSEQUENCES OF THIS AGREEMENT.

16. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

17. Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement shall be enforceable in accordance with its terms.
[Signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this TRA (Exchanges) Termination and Release Agreement as of the Effective Date.

GODADDY INC

By:	/s/ Aman Bhutani
Name:	Aman Bhutani
Title:	Chief Executive Officer

[Signature page for the TRA (Exchanges) Termination and Release Agreement]

IN WITNESS WHEREOF, the parties have duly executed this TRA (Exchanges) Termination and Release Agreement as of the Effective Date.

DESERT NEWCO MANAGERS, LLC By: DESERT NEWCO, LLC
By: DESERT NEWCO, LLC

By:	/s/ Nima Kelly
Name:	Nima Kelly
Title:	Executive Vice President, General Counsel and Corporate Secretary

[Signature page for the TRA (Exchanges) Termination and Release Agreement]

IN WITNESS WHEREOF, the parties have duly executed this TRA (Exchanges) Termination and Release Agreement as of the Effective Date.

FOUNDER REPRESENTATIVE AND SPONSOR
PARTIES:

ROBERT PARSONS

By:	/s/ Robert Parsons

YAM SPECIAL HOLDINGS, INC.

By:	/s/ Robert Parsons

Name:	Robert Parsons

Title:	President

[Signature page for the TRA (Exchanges) Termination and Release Agreement]

IN WITNESS WHEREOF, the parties have duly executed this TRA (Exchanges) Termination and Release Agreement as of the Effective Date.

KKR REPRESENTATIVE AND SPONSOR
PARTIES:

KKR 2006 FUND (GDG) L.P.

By:	KKR Associates 2006 AIV L.P., its general partner

By:	KKR 2006 AIV GP LLC, its general partner

By:	/s/ Robert Lewin
Name:	Robert Lewin
Title:	Authorized Signatory

OPERF CO-INVESTMENT LLC

By:	KKR Associates 2006 L.P., its manager

By:	KKR 2006 GP LLC, its general partner

By:	/s/ Robert Lewin
Name:	Robert Lewin
Title:	Authorized Signatory

KKR PARTNERS III, L.P.

By:	KKR III GP LLC, its general partner

By:	/s/ Robert Lewin
Name:	Robert Lewin
Title:	Authorized Signatory

[Signature page for the TRA (Exchanges) Termination and Release Agreement]

IN WITNESS WHEREOF, the parties have duly executed this TRA (Exchanges) Termination and Release Agreement as of the Effective Date.

SLP REPRESENTATIVE AND SPONSOR
PARTIES:

SLP GD INVESTORS, L.L.C.

By:	Silver Lake Partners III DE (AIV IV), L.P., its Managing Member

By:	Silver Lake Technology Associates III, L.P., its General Partner

By:	SLTA III (GP), L.L.C., its General Partner

By:	Silver Lake Group, L.L.C., its Managing Member

By:	/s/ Lee Wittlinger
Name:	Lee Wittlinger
Title:	Managing Director

[Signature page for the TRA (Exchanges) Termination and Release Agreement]

IN WITNESS WHEREOF, the parties have duly executed this TRA (Exchanges) Termination and Release Agreement as of the Effective Date.

TCV REPRESENTATIVE AND SPONSOR
PARTIES:

TCV VII, L.P.

By:	Technology Crossover Management VII, L.P., its general partner

By:	Technology Crossover Management VII, Ltd., its general partner

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

TCV MEMBER FUND, L.P.

By:	Technology Crossover Management VII, Ltd., its general partner

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

[Signature page for the TRA (Exchanges) Termination and Release Agreement]

IN WITNESS WHEREOF, the parties have duly executed this TRA (Exchanges) Termination and Release Agreement as of the Effective Date.

TRA PARTY

By:
Name:
Title:

[Signature page for the TRA (Exchanges) Termination and Release Agreement]